EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)
In connection with OFG Bancorp’s report on Form 10-Q for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, José Rafael Fernández, President and Chief Executive Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.
In witness whereof, I execute this certification in San Juan, Puerto Rico, this 6th day of November 2023.

By:	/s/ José Rafael Fernández
José Rafael Fernández
President and Chief Executive Officer

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